UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2025

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ADM	NYSE
1.000% Notes due 2025		NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 23, 2025, Archer-Daniels-Midland Company (“ADM”) issued a press release announcing the signing of a definitive agreement to form a North American Animal Feed Joint Venture with Alltech as part of its strategy to transition its animal nutrition business into higher margin specialty ingredients.

The joint venture is part of the strategy of ADM’s Animal Nutrition division, which is part of the ADM Nutrition segment, to diversify into higher growth and higher margin specialty animal nutrition ingredients.

ADM expects that with the formation of the joint venture with Alltech, it will be able to deconsolidate its complete feed business, while retaining its proportionate share of the supply of specialty ingredients to the new business.

The joint venture will be majority-owned by Alltech and governed by a board with equal representation from each of ADM and Alltech. Alltech will contribute to the joint venture its U.S.-based Hubbard Feeds and Canada-based Masterfeeds businesses, consisting of 18 feed mills in the U.S. and 15 in Canada. ADM will contribute to the joint venture its 11 U.S. complete feed mills.

The companies expect to complete the transaction and formally launch the joint venture in the first quarter of 2026. This transaction is not expected to have a material impact on ADM’s 2025 financial results.

This transaction is part of ADM’s broader focus on optimizing and simplifying its portfolio, and helps streamline the Nutrition segment’s operations to allow the team to focus on higher-value growth. The Nutrition segment plans to continue to invest in its R&D activities, bringing innovative solutions to support its customers.

This information in this Item 7.01, and in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. You can identify forward-looking statements by the fact they do not relate strictly to historical or current facts, and may include words such as “expect,” “plan,” and “will,” and other words and terms of similar meaning, including statements regarding the formation of the joint venture and its business prospects, the expected supplier arrangements between the joint venture and its parent companies, the expected timing of closing of the transaction and the launch of the joint venture, ADM’s expected accounting treatment of the joint venture, ADM’s strategic plans and related actions, planned investments, and expected future financial performance, including future results of ADM’s Nutrition segment. All forward-looking statements are subject to significant risks, uncertainties and changes in circumstances that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, including, without limitation, the satisfaction of closing conditions for the transactions, including receipt of regulatory approvals; the parties’ ability to successfully integrate and operate the new company, and achieve expected synergies and other benefits; the ability to attract and retain key employees of the new company; the ability to develop products and capabilities; the impact of operational risks; changes in the agricultural commodities markets and global economic conditions; risks of an impairment of goodwill or other intangible assets; and other risks, assumptions and uncertainties regarding ADM’s business, including those that are described in Item 1A, “Risk Factors” included in ADM’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be updated in subsequent Quarterly Reports on Form 10-Q. For these statements, ADM claims the protection of the safe harbor for forward-looking statements in the Private Securities Litigation Reform Act. Except to the extent required by law, ADM does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this Current Report on Form 8-K, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished or filed, as applicable, herewith:

99.1	Press Release dated September 23, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: September 23, 2025	By	/s/ M. Patolawala
M. Patolawala
Executive Vice President and Chief Financial Officer